THE JPM INSTITUTIONAL FUNDS

THE JPM INSTITUTIONAL GLOBAL STRATEGIC INCOME FUND
Supplement dated April 17, 1997 to Prospectus dated February 28, 1997

The Fund accrues dividends daily and distributes income dividends monthly. The following changes to the Prospectus implement this dividend policy.

PURCHASE PRICE AND SETTLEMENT
The following replaces the last sentence under the caption Method of Purchase:

If the Fund or its agent receives a purchase order after 4:00 P.M. New York time, the purchase is effective and is made at the net asset value determined on the next business day. The settlement date is generally the business day after the purchase is effective. The purchaser will begin to receive the daily dividends on the settlement date. See Dividends and Distributions.

REDEMPTION OF SHARES
The following replaces the last sentence of the second paragraph under the caption Method of Redemption:

Proceeds of an effective redemption are deposited on the settlement date in immediately available funds to the shareholder's account at Morgan or at his Eligible Institution or, in the case of certain Morgan customers, are mailed by check or wire transferred in accordance with the customer's instructions. The redeemer will continue to receive dividends on these shares through the day before the settlement date. The settlement date is generally the next business day after a redemption is effective and, subject to "Further Redemption Information," in any event is within seven days. See Dividends and Distributions.

DIVIDENDS AND DISTRIBUTIONS
The following replaces the first two sentences of the above section:

The Fund intends to distribute substantially all of its net investment income. The net investment income of the Fund is declared as a dividend daily immediately prior to the determination of the net asset value of the Fund on that day and paid monthly. If an investor's shares are redeemed during a month, accrued but unpaid dividends are paid with the redemption proceeds. The net investment income for the Fund for dividend purposes consists of its pro rata share of the net income of the Portfolio less the Fund's expenses. Expenses of the Fund and the Portfolio, including the fees payable to Morgan, are accrued daily. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order through the day before the settlement date of a redemption order.

Substantially all the realized net capital gains, if any, of the Fund are declared and paid on an annual basis, except that an additional capital gains distribution may be made in a given year to the extent necessary to avoid the imposition of federal excise tax on the Fund.